EXHIBIT 10.2


                                    AMENDMENT
                                       TO
                        LOUIS S. DiPASQUA TRUST AGREEMENT

       THIS AMENDMENT is being executed as of the 30th day of September, 1999, by and between TBC CORPORATION (the "Company") and FIRST TENNESSEE BANK NATIONAL ASSOCIATION (the "Trustee").

       THE PARTIES HEREBY AGREE that the Louis S. DiPasqua Trust Agreement, dated as of October 22, 1992, between the Company and the Trustee (the "Agreement") shall be amended by revising Section 13.1 to read as follows:

       13.1 Termination. This Trust shall be terminated upon September 30, 1999.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.


                                                  FIRST TENNESSEE BANK
TBC CORPORATION                                   NATIONAL ASSOCIATION


By/s/ LAWRENCE C. DAY                             By
     Lawrence C. Day,                               Name:
     President and Chief Operating Officer          Title:




                                     CONSENT
                                     -------

       Pursuant  to  Section  13.2  of  the  Agreement   described   above,  the
undersigned, being the Executive for the benefit of whom such Agreement was executed, does hereby agree to the amendment of Section 13.1 of the Agreement in the manner set forth above.

       IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 30th day of September, 1999.



                                                    /s/ LOUIS S. DiPASQUA
                                                    LOUIS S. DiPASQUA



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